                CONSENT OF INDEPENDENT AUDITORS





We consent to the reference to our firm under the captions

"Financial Highlights", "Shareholders Services - Statements and

Reports" and "General Information - Independent Auditors" and to

the use of our report dated October 11, 2001, which is

incorporated by reference in this Registration Statement (Form N-

1A Nos. 33-72460 and 811-08188) of Alliance Global Dollar

Government Fund, Inc.





ERNST & YOUNG LLP


New York, New York
October 25, 2001
























00250161.AV9